Filed Pursuant to Rule 497(e)

Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC. (the “Company”)

The GAMCO Vertumnus Fund (the “Fund”)

Supplement dated June 5, 2012 to the Company’s Prospectuses, each dated April 27, 2012

Effective August 10, 2012, the Fund will no longer have an investment policy of investing at least 80% of its net assets in convertible securities. The Fund’s investment objective will not change. In addition, beginning in 2013, the Fund will make income and capital gain distributions on an annual basis, rather than on a quarterly basis.

To reflect these changes, please note the following:

The sub-section “Principal Investment Strategies” in the “Summary of the Funds—The GAMCO Vertumnus Fund” section of the Prospectuses is replaced in its entirety with the following:

The Vertumnus Fund will primarily invest in common stocks of foreign and domestic issuers that the Vertumnus Fund’s portfolio management team believes are likely to produce income and have the potential for above average capital appreciation.

The Vertumnus Fund invests in companies whose stocks are selling at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

The Vertumnus Fund may utilize certain “arbitrage” strategies. The Vertumnus Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Vertumnus Fund may purchase the selling company’s securities, offering the Vertumnus Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

The Vertumnus Fund may invest in convertible securities, which include bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. Because many convertible securities are rated below investment grade, the Vertumnus Fund may invest without limit in securities rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are of comparable quality as determined by the Adviser, including securities of issuers in default. The Vertumnus Fund also may invest up to 25% of its assets in non-convertible fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default.

You May Want to Invest in the Fund if:

•	you are a long-term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The first two sentences in the second paragraph in the “Investment Objectives, Investment Strategies and Related Risks” section of the Prospectuses is replaced in its entirety with the following:

Each Fund invests primarily in common stocks of companies which the Funds’ portfolio management teams believe are likely to have the potential for above average capital appreciation and produce income. The portfolio management teams may select securities that have rapid growth in revenue and earnings or trade at a significant discount to their “private market value.”

The first sentence in the seventh paragraph in the “Investment Objectives, Investment Strategies and Related Risks” section of the Prospectuses is replaced in its entirety with the following:

The investment policy of the Global Telecommunications Fund relating to the type of securities in which 80% of the Fund’s net assets must be invested may be changed by the Board of Directors (the “Board”) without shareholder approval.

The first sentence in the first paragraph in the “Dividends and Distributions” section of the Prospectuses is replaced in its entirety with the following:

Dividends out of net investment income and capital gains, if any, will be paid annually.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE